                                   Exhibit 32


                      18 U.S.C. Section 1350 Certification

         I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, to the best of my knowledge and belief, that the accompanying Form 10-KSB of Cecil Bancorp, Inc. ("Bancorp") for the annual period ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Bancorp.


By: /s/ Mary B. Halsey                                          March 22, 2005
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    Mary B. Halsey                                                  Date
    President and Chief Executive Officer
    (Principal Executive Officer and
    Principal Financial Officer)